UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2016

UWHARRIE CAPITAL CORP

(Exact name of Registrant as specified in charter)

North Carolina	000-22062	56-1814206
(State or other Jurisdiction of Incorporation	(Commission File No.)	(I.R.S. Employer Identification No)

132 North First Street Albemarle, North Carolina	28001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 704-983-6181

                                                     N/A

(Former Name or former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 19, 2016, Uwharrie Capital Corp (the “Registrant”) announced financial results for the three and nine months ended September 30, 2016. The Registrant reported consolidated total assets of $552.2 million at September 30, 2016.

Net income for the nine-month period ended September 30, 2016, was $1.8 million versus $1.9 million for the same period in 2015. For the nine months, ended September 30, 2016, net income available to common shareholders was $1.3 million or $0.19 per share compared to $1.4 million or $0.20 per share for September 30, 2015. Net income available to common shareholders takes into consideration the payment of dividends on preferred stock issued by the Company. The difference in earnings for the nine-month period ending September 30, 2016 versus the same period ending 2015 reflects the additional allowance for loan and lease loss provision associated with the strong growth in the loan portfolio.

Net income for the three-month period ended September 30, 2016, was $540 thousand versus $561 thousand for the same period in 2015. For the three months, ended September 30, 2016, net income available to common shareholders was $391 thousand or $0.06 per share compared to $412 thousand or $0.06 per share for September 30, 2015.

Item 8.01	Other Events

The Board of Directors of Uwharrie Capital Corp (the “Registrant”) has declared a 2% stock dividend to be paid November 23, 2016 to shareholders of record as of November 9, 2016.

A copy of the press release (the “Press Release”) announcing the Registrant’s results is attached as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

A copy of the press release (the “Press Release”) announcing the Registrant’s results is

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 19, 2016 regarding the “Registrants” results of operations for the three and nine months ended September 30, 2016 and declaration of a 2% stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWHARRIE CAPITAL CORP

By:	/s/ R. David Beaver, III
R. David Beaver, III
Principal Financial Officer

Dated: October 19, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated October 19, 2016